March 5, 2012

Deborah O’Neal-Johnson, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Spectrum Fund, Inc. (“Registrant”)
 consisting of the following series:
 Spectrum Income Fund
 File Nos.: 033-10992/811-4998

Dear Ms. O’Neal-Johnson:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned fund’s sticker dated February15, 2012. The sticker updates the current prospectus of the above-referenced fund.

The purpose of the sticker is to reflect a change in the Average Annual Total Returns table.

The information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits relates to the prospectus sticker filed under Rule 497 on February15, 2012.

Please contact me at 410-345-4981, or in my absence, Brian R. Poole, at 410-345-6646, if we may be of further assistance.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman